UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

Valion Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 1, Suite 311
San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The Company and 3i, LP (“3i”) are parties to that certain Securities Purchase Agreement, dated April 29, 2025 (as assigned and amended as of December 9, 2025, the “Series B Preferred Purchase Agreement”), with respect to the purchase and sale of up to 8,400 shares of the Company’s Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Shares”) and warrants (“Series B Warrants”) to purchase shares of the Company’s common stock for an aggregate purchase price of up to $8,400,000 in a series of closings.

On August 17, 2026, the Company and 3i entered into a letter agreement (the “Letter Agreement”), pursuant to which the Company agreed to issue to 3i 1,500 shares Series B Preferred Stock at $1,000 per share and (b) Series B Warrants to purchase shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), the number of shares underlying the Series B Warrants and the exercise price for such Series B Warrants to be calculated pursuant to Section 2.2 of the Series B Preferred Purchase Agreement for an aggregate purchase price of $1,500,000, the closing of which is expected to occur on or about August 17, 2026.Such securities were issued under an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) promulgated thereunder. The Company and 3i are continuing to negotiate in good faith additional tranches of funding but there are no definitive agreements or understandings that are currently in place between the parties. The form of the Letter Agreement is attached to this Current Report as Exhibit 10.1.

Pursuant to the Letter Agreement, the Company, 3i and the other purchasers party to that certain Securities Purchase Agreement, dated December 9, 2025, with respect to the purchase and sale of certain shares of the Company’s Series C Non-Voting Convertible Preferred Stock and corresponding warrants, will enter into a royalty agreement, dated August 17, 2026 (the “Royalty Agreement”), pursuant to which 3i and such other purchasers will receive cash payments in the aggregate equal to five percent (5%) of the gross revenue of Velocity Bioworks, Inc., a wholly-owned subsidiary of the Company, from third parties for ten (10) years. The form of the Royalty Agreement is attached to this Current Report as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 8.01 is hereby incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Lisa Wolf as Chief Operating Officer

On August 16, 2026, Valion Bio, Inc. (the “Company”), a Delaware corporation, appointed Lisa Wolf as Chief Operating Officer of the Company, effective immediately. Ms. Wolf remains as the Company’s Chief Financial Officer.

Ms. Wolf, 64, has served as the Company’s Chief Financial Officer since July 3, 2025, prior to which she served as interim Chief Financial Officer from October 2024 until July 2025. Ms. Wolf brings over 30 years of experience in public accounting and private industry, including for both public and private companies spanning multiple industries. Ms. Wolf has played a key role in supporting the Company’s accounting and SEC reporting functions on an out-sourced basis since June 2022, when she joined Murdock Martell as Vice President. Murdock Martell is a consulting and recruiting firm offering cutting-edge finance, accounting and human relations solutions focused primarily on life science and technology sectors. Prior to joining Murdock Martell, Ms. Wolf spent eight years at Resonant, Inc. (Nasdaq: RESN), a micro-cap public technology company that was acquired by Murata Electronics North America, Inc. in March 2022, initially serving as Vice President of Finance and then Chief Accounting Officer of Resonant, Inc. Ms. Wolf holds a B.S. in Business Administration from California State University, Northridge and earned her CPA while working at Arthur Andersen.

There are currently no changes to Ms. Wolf’s existing employment agreement entered into with the Company on July 5, 2025.

There are no family relationships between Ms. Wolf and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Other than as previously disclosed, the Company is not aware of any transactions or relationships between Ms. Wolf and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Termination of Michael K. Handley as Chief Executive Officer

Effective August 16, 2026, Michael K. Handley was terminated from his position as Chief Executive Officer of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 14, 2026, the Company held a Special Meeting of Stockholders (the “Special Meeting”) in a virtual format. As of the close of business on July 7, 2026, the record date for the Special Meeting (the “Record Date”), there were 4,151,259 shares of Company common stock issued and outstanding. Holders of outstanding shares of the Company’s Series A Non-Voting Convertible Preferred Stock (“Series A Preferred Stock”), Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Stock”) or Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) as of the Record Date were not entitled to vote such shares on any of the matters presented to stockholders for approval at the Special Meeting. Accordingly, only stockholders of record of shares of the Company’s common stock as of the close of business on the Record Date were entitled to vote at the Special Meeting. At the Special Meeting, approximately 1,940,835 of the Company’s 4,151,259 outstanding shares of common stock entitled to vote as of the Record Date, or approximately 46.75%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Special Meeting are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on July 17, 2026, which information is incorporated herein by reference.

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The preliminary voting results for the proposals presented at the Special Meeting are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known. The preliminary voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: The Company’s stockholders approved the Company’s proposal to grant discretionary authority to the Company’s board of directors (the “Board”) to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of all of its issued and outstanding shares of common stock at a ratio of not less than 1-for-5 and not greater than 1-for-50, such ratio to be determined by the Board at any time within twelve months from the date of the Special Meeting, without further approval or authorization of its stockholders, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,243,030	697,127	678	0

Proposal No. 2: The Company’s stockholders approved the Company’s proposal to authorize the Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,242,480	686,908	11,447	0

Although Proposal No. 2 was approved by the Company’s stockholders, the Chair of the Special Meeting did not elect to adjourn the meeting, as Proposal No. 1 was approved.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between the Company and 3i, LP, dated August 17, 2026.
10.2	Form of Royalty Agreement, dated August 17, 2026.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALION BIO, INC.

Date:	August 17, 2026	By:	/s/ Melinda Lackey
Name: Melinda Lackey Title: General Counsel and Senior Vice President of Legal Affairs

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